UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2018

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2018, Robin G. Seim notified Omnicell, Inc. (the “Company”) that he will retire and depart from his role as President, Global Automation and Medication Adherence, effective March 15, 2019.

In addition, on September 13, 2018, the Board of Directors of the Company (the “Board”) increased the size of the Board from eight (8) to nine (9) members effective March 18, 2019 and elected Mr. Seim to serve as a member of the Board to fill this newly created position on the Board in the class of directors the term of which expires in 2020, effective March 18, 2019.

In connection with his election to the Board, Mr. Seim will be granted a non-qualified stock option (the “Initial Board Grant”) for such number of shares of the Company’s common stock as is determined by dividing $150,000 by the closing price of the Company’s common stock as quoted on the NASDAQ Global Market on the date of grant, pursuant to the Company’s Amended and Restated 2009 Equity Incentive Plan (the “Plan”). The Initial Board Grant will vest in equal annual installments over three years from the date of grant. Mr. Seim will also be granted a prorated annual board member restricted stock grant (the “Annual Board Grant”) pursuant to the Plan. The Annual Board Grant will vest in full on the date of the Company’s subsequent annual meeting of stockholders, so long as Mr. Seim remains a director until such date.

A copy of the press release announcing the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release entitled “Rob Seim to retire and join Omnicell Board of Directors” dated September 14, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: September 14, 2018	By:	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer